Investment Strategy - The Covered Bridge Fund	Jan. 27, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund seeks its investment objective by investing, under normal market conditions, in dividend paying equity securities of domestic and foreign large capitalization companies. The Adviser defines large capitalization companies to be those with total average market values of at least $10 billion. The Fund also sells options on these securities in order to generate income for the Fund from premiums.

The Fund expects to invest up to 20% of the Fund’s assets in foreign securities and the remainder in domestic securities. It is expected that the Fund’s strategy will result in high portfolio turnover.